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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      September 22, 2004
                                                 ------------------------------



                             Literary Playpen, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                       333-99449                 33-0889194
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


          425 Second Street, S.E., Suite 600, Cedar Rapids, Iowa 52401
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (864) 936-7000
                                                   -----------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously reported, on September 22, 2004, American Pallet Leasing, Inc., an Iowa corporation ("APL"), completed the initial closing of a reverse acquisition of the Registrant pursuant to which the Registrant acquired all of the outstanding common shares of APL in exchange for a controlling interest in the Registrant (the "Reorganization").

         Pursuant to a Securities Purchase Agreement and Plan of Reorganization ("Purchase Agreement"), the Registrant issued a total of 5,758,091 shares of the Registrant's common stock in exchange for all APL common shares, or approximately one (1) common share of the Registrant share for every 2.2 APL shares. The Company issued the shares pursuant to Rule 506 under the Securities Act of 1933. Prior to the closing, Tim Bumgarner, the Chairman and Chief Executive Officer of APL, purchased 4,299,500 outstanding restricted common shares of the Registrant held by certain affiliates of the Registrant, including the Registrant's officers, directors and 10% shareholders. At the same time, Mr. Bumgarner cancelled 9,458,900 of his common shares of APL, so that after giving effect to the Reorganization and Mr. Bumgarner's private purchase, Mr. Bumgarner's percentage interest in the Registrant's common shares held by all APL shareholders is the same as his percentage interest in APL prior to the Reorganization.

         The Purchase Agreement also provided that Michael Morrison and Jesse Sackman would resign as the sole officers and directors effective as of the closing and be replaced by Tim Bumgarner, Jim Crigler and Robert Vinson as the directors of the Registrant. In addition, the following individuals were appointed to serve as officers of the Registrant:

                NAME OF OFFICER                       POSITION
                ---------------                       --------

                 Tim Bumgarner            Chairman of the Board, Chief Executive
                                          Officer, and President

                 Byron Hudson             Chief Financial Officer

         APL is a vertically integrated manufacturer and logistical supplier of pallets. APL is engaged in an acquisition roll up of strategically located wood pallet manufacturers and saw (lumber) mills. APL's goal is to create a "Closed Loop Distribution System" by transforming the $1.6 billion per year pallet business from a commodity industry into a logistics management enterprise that will supply and manage the pallet requirements of manufacturers and distributors. APL currently owns one saw mill and intends to acquire other saw mills as a means of sourcing cheap lumber for APL's wood pallet manufacturing operations. APL also holds patents on proprietary galvanized steel patents and intends to commence the manufacture of its patented steel pallets subject to the receipt of additional capital. APL intends to enter into management and logistics contracts with manufacturers and distributors pursuant to which APL will supply and manage all of the customers pallet needs. APL is in negotiations to procure its initial management and logistics contracts. All revenue of APL to date has been derived from the saw mill operations.

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         In August 2004, APL acquired its initial operating entity, G&G/Cherokee
Wood, Inc. ("G&G/Cherokee"), a saw mill in Blacksburg, South Carolina. APL acquired all of the common shares of G&G/Cherokee in consideration of $550,000 and an unsecured promissory note in the original principal amount of $2.75 million, for a total purchase price of $3.3 million.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1.01 above.

ITEM 2.02.  REQUEST OF OPERATIONS AND FINANCIAL CONDITION.

         On October 21, 2004, the Registrant issued a press release that included, among other things, information concerning the filing of this Current Report on Form 8-K/A. The press release is attached as an exhibit to this Current Report on Form 8-K/A and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

         See Item 1.01 above.

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ITEM 8.01.  OTHER EVENTS.

         On October 13, 2004, the Registrant filed with the Securities and Exchange Commission an Information Statement on Form 14C for the purpose of obtaining shareholder approval of (i) the Registrant's change of corporate name to American Pallet Leasing, Inc.; (ii) an increase in the Registrant's authorized common shares to 100,000,000; and (iii) a 2.2 forward split of the Registrant's common stock.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)  Financial Statements and Pro Forma Financial Information.
                  ---------------------------------------------------------

                  Audited balance sheets of American Pallet Leasing, Inc. as of June 30, 2004 and August 31, 2004

                  Audited statements of loss of American Pallet Leasing, Inc. for the periods from inception (June 17, 2003) through June 30, 2004 and from July 1, 2004 through August 31, 2004

                  Audited statements of stockholders' equity of American Pallet Leasing, Inc. for the periods from inception (June 17, 2003) through June 30, 2004 and from July 1, 2004 through August 31, 2004

                  Audited statements of cash flows of American Pallet Leasing, Inc. for the periods from inception (June 17, 2003) through June 30, 2004 and from July 1, 2004 through August 31, 2004

                  Notes to audited financial statements of American Pallet Leasing, Inc.

                  Unaudited Pro Forma Combined Balance Sheet and Statement of Income of the Registrant and American Pallet Leasing, Inc as of June 30, 2004 and for the twelve months ended June 30, 2004

         (c) Exhibits.

                  2.1 Securities Purchase Agreement and Plan of Reorganization dated September 22, 2004 by and among the Registrant, APL and the shareholders of APL, previously filed as an exhibit to Current Report on Form 8-K dated September 22, 2004

                  99.1     Press Release dated October 21, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Literary Playpen, Inc.
                                       (Registrant)


Date:  October 20, 2004                By: /s/ Timothy Bumgarner
                                           -------------------------------------
                                           Timothy Bumgarner,
                                           President and Chief Executive Officer